UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2025

FTC Solar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40350	81-4816270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Stonelake Blvd, Suite 100, Quarry Oaks II Building, Austin, Texas		78759
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 481-4271

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	FTCI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of December 15, 2025, the Board of Directors (the “Board”) of FTC Solar, Inc. (the “Company”) appointed Anthony Carroll as an independent director of the Company. Mr. Carroll will serve as a Class II director with a term expiring at the 2026 annual meeting of the stockholders of the Company.

In connection with the appointment, Mr. Carroll will enter into an indemnification agreement with the Company in substantially the same form as the Company has entered into with its other directors.

There is no arrangement or understanding between Mr. Carroll and the Company or any other person pursuant to which he was elected as a director. As of the date of the appointment, Mr. Carroll has not entered into or proposed to enter into any transactions required to be reported under Item 404(a) of Regulation S-K.

In connection with his appointment as a director, Mr. Carroll and the Company entered into a letter agreement reflecting the terms of his appointment, including the cash and equity compensation payable to Mr. Carroll (the “Director Letter”). Pursuant to the Director Letter, Mr. Carroll will receive standard annual Board compensation for a non-employee director, including (i) an annual cash retainer equal to $50,000, which will be prorated for 2025, and (ii) a grant of 13,567 restricted stock units (“RSUs”) that will vest on each of the first three anniversaries of the date of grant, subject to Mr. Carroll’s continued service on the Board through and including the applicable vesting date. Mr. Carroll will also be entitled to participate in such further RSU grants and other compensation payable to the Company’s independent directors as may be approved from time to time by the Board and the Compensation Committee.

The foregoing description of the Director Letter does not purport to describe all of the terms of such agreement and is qualified in its entirety by reference to the Director Letter, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

A copy of the Company’s press release dated December 15, 2025 announcing the appointment of Mr. Carroll is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Director Letter, dated December 15, 2025
99.1	Press release, dated December 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTC SOLAR, INC.

Date:	December 15, 2025	By:	/s/ Cathy Behnen
Cathy Behnen, Chief Financial Officer